                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         July 11, 1995


                      The Growth and Guarantee Fund L.P.
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            (Exact name of registrant as specified in its charter)


   Delaware                        0-16110                   13-3407269
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(State or other jurisdiction       (Commission               (IRS Employer
of incorporation)                  File Number)              Identification No.)


c/o Merrill Lynch Investment Partners Inc, Sixth Floor, South Tower
Merrill Lynch World Headquarters, World Financial Center
New York, New York 10080-6160
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (212)236-4167
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                                      N/A
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        (Former name or former address, if changed since last report.)



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Item 5.  Other Events
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         Effective July 11, 1995, Joseph A. Boccuzzi resigned as Chairman, Chief
Executive Officer and a Director of ML Futures Investment Partners Inc. ("MLFIP"), the general partner of The Growth and Guarantee Fund L.P. Effective July 11, 1995, Allen N. Jones became Chairman, and John R. Frawley, Jr. became Chief Executive Officer of MLFIP, in addition to Mr. Frawley's current positions of President and Director.

         Effective July 26, 1995, MLFIP amended its Certificate of Incorporation to change its name to Merrill Lynch Investment Partners Inc.

                                  SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE GROWTH AND GUARANTEE FUND L.P.
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                                          (Registrant)

                                    By: MERRILL LYNCH INVESTMENT
                                         PARTNERS INC.,
                                         General Partner


Date:  July 27, 1995                By:  /s/ Steven B. Olgin
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                                        Steven B. Olgin
                                        Vice President



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